SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2010

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York	12540
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (845) 454-3703

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As announced by the Company on September 8, 2010, Robert S. Ellin resigned as a member of the Command Security Corporation’s (the “Company”) board of directors (the “Board”) and as a member of all committees of the Board on September 6, 2010.  On October 1, 2010, the Company received a letter (the “Letter”) from the Staff (the “Staff”) of The NYSE Amex LLC (the “Exchange”), which notified the Company that the Company is no longer in compliance with the following sections of the NYSE Amex Company Guide (the “Company Guide”):

•	Section 802(a) in that the Company no longer has a majority of independent directors on its Board (three of the Company’s six directors are independent);

•	Section 802(d) in that the two classes of the Board are not of approximately equal size (Class I has four members and Class II has two members); and

•	Section 803(B)(2)(a) in that the Company only has two members on its audit committee.

The Staff has stated that the Company will have until March 7, 2011 to regain compliance with the foregoing deficiencies.  In setting this deadline for compliance, Staff has determined not to apply the follow-up procedures specified in Section 1009 of the Company Guide.  However, the Letter constitutes a warning pursuant to Section 1009(a)(i) of the Company Guide and notice of failure to satisfy a continued listing standard.

The nominating committee of the Board has been searching for a suitable candidate to serve on the Board and the audit committee of the Board, to fill the vacancy on the Board and the audit committee that was caused by Mr. Ellin’s resignation on September 6, 2010.  The nominating committee has advised the Board that it has met with a number of qualified candidates, and that it expects that its search for an additional independent Board member will be completed shortly.   Based on the advice of the Board’s nominating committee, the Company believes that it will appoint a new independent member of the Board to fill the vacancies on the Board and the audit committee of the Board well before the March 7, 2011 date specified by the Staff for compliance, although no assurance can be given in this regard.

A copy of the press release announcing the Letter, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 5, 2010 announcing the letter dated October 1, 2010 from the Staff of the NYSE Amex LLC to the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2010
COMMAND SECURITY CORPORATION

By:	/s/ Barry Regenstein
Name: Barry Regenstein
Title: President and Chief Financial Officer

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